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                               FIRST AMENDMENT TO
                             CONTRIBUTION AGREEMENT


                  THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT is made as of September 30, 1997 by and among TRO PREDEVELOPMENT, LLC, a Delaware limited liability company (the "Contributors"), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust ("PREIT"), and PREIT ASSOCIATES, L.P., a Delaware limited partnership (the "Partnership").

                                   Background

                  The parties hereto are parties to a Contribution Agreement dated as of July 30, 1997 (the "Original Agreement").

                  The parties desire to enter into this Agreement to make certain amendments to the Original Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Agreement. The term Designee shall mean an entity that is wholly owned directly or in directly by the Partnership and that is designated by the Partnership to the Contributor.

                  2. Amendment Relating to Contributors.

                           (a) Section 2.1 of the Original Agreement is hereby
amended by the insertion of the words "and/or the Designee" immediately following the word "Partnership" in both places such word appears in Section 2.1.

                           (b) Section 2.2 of the Original Agreement is hereby
amended by the insertion of the words "and/or the Designee" immediately following the word "Partnership" in the ninth, fifteenth, seventeenth and twenty-first lines of Section 2.2.

                           (c) Section 3.2 of the Original Agreement is hereby
amended by the insertion of the words "and/or the Designee" immediately following the word "Partnership" in the seventh line.

                           (d) Section 12.15(a) of the Original Agreement is
hereby amended by the insertion of the words "and/or the Designee" immediately following the word "Partnership" in the fifth line from the bottom of the paragraph.


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                           (e) Section 12.15(b) of the Original Agreement is
hereby amended by the insertion of the words "and/or the Designee" immediately following the word "Partnership" in the last line of the paragraph.

                           (f) Section 12.16(a) of the Original Agreement is
hereby amended by the insertion of the words "and/or the Designee" immediately following the word "Partnership" in the eighth line of the paragraph.

                           (g) Section 12.16(b) of the Original Agreement is
hereby amended by the insertion of the words "and/or the Designee" immediately following the word "Partnership" the first time it appears in the eighth and each time it appears in nineteenth and twenty-sixth lines of such paragraph.

                  3. Amendment Relating to Certain Actions at Closing.

                           (a) Sections 3(a) and 3(b) of Schedule A to the
Original Agreement are hereby amended by inserting the words "and/or the Designee" immediately following the words "Partnership" where it appears in the first line of Sections 3(a) and 3(b).

                           (b) Section B-1 to the Original Agreement is amended
by inserting the following paragraph under the Section entitled "Assigned Contracts":

                                    "VII. Letter Agreement dated March 26, 1996,
among The Goldenberg Group, Kenneth B. Goldenberg, Ronald Rubin and The Rubin Organization, Inc. and the Letter Agreement of July 30, 1997, among The Goldenberg Group and Ronald Rubin, with respect to all rights to become an equity owner of one or more partnerships or other entities that own or will own, and to otherwise participate in the development, leasing, management and ownership of the Metroplex Site and RRC Site."

                  4. Acknowledgement Regarding the Goldenberg Agreement and Equity Fund. The parties hereto acknowledge that all rights under the Goldenberg Agreement relating to the Equity Fund are being conveyed on the date hereof to the Partnership in accordance with the terms of the TRO Contribution Agreement. The Contributors hereby represent and warrant to the Partnership that they have no interest in the Equity Fund or any rights with respect thereto.

                  5. Confirmation. The Original Agreement, as amended hereby, is ratified and confirmed in all respects.

                  6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile

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transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same Amendment. If any party hereto elects to execute and deliver a counterpart signature page by means of facsimile transmission, it shall deliver an original of such counterpart to each of the other parties hereto within ten business days of the date hereof, but in no event will the failure to do so affect in any way the validity of the facsimile signature or its delivery.



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                  IN WITNESS WHEREOF, each of the parties hereto has duly
executed this Agreement, all as of the date first above written.

                                        TRO PREDEVELOPMENT, LLC



                                        By: /s/ Ronald Rubin
                                            --------------------------------
                                           Name:
                                           Title:


                                        PENNSYLVANIA REAL ESTATE
                                        INVESTMENT TRUST


                                        By: /s/ Jonathan B. Weller
                                            --------------------------------
                                             Name:
                                             Title:


                                        PREIT ASSOCIATES, L.P.

                                             By:   Pennsylvania Real Estate
                                                   Investment Trust, its
                                                   general partner

                                                 By: /s/ Jonathan B. Weller
                                                    ----------------------------
                                                    Name:
                                                    Title:


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